UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00116

The Investment Company of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Michael W. Stockton

The Investment Company of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Eric A. S. Richards

O’Melveny & Myers LLP

400 South Hope Street, 10th Floor

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Consistency and a
long-term view are at
the core of our active
management philosophy.

Special feature page 8

ICA The Investment Company of America® Annual report for the year ended December 31, 2014

ICA seeks long-term growth of capital and income, placing greater emphasis on the potential for capital appreciation and future dividends than on current yield.

The Investment Company of America is one of more than 40 funds offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 5 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2015, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.55%.

Investing outside the United States may be subject to risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

8	ICA’s active advantage has added value over 80 years.

Contents
1	Letter to investors
4	The value of a long-term perspective
14	Summary investment portfolio
17	Financial statements
35	Board of trustees and other officers

Fellow investors:

Continued expansion of the U.S. economy and accompanying strength in the equity markets led The Investment Company of America 12.09% higher for the 12-month period ended December 31, 2014, with distributions reinvested. In comparison, the unmanaged Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of 500 widely held common stocks, returned 13.66% during the same time period.

For the 20 years ended December 31, 2014, ICA posted an average annual total return of 10.17% with distributions reinvested, compared with 9.84% by the S&P 500. Over its 81-year history, ICA had an average annual total return of 12.25% with distributions reinvested, compared with 10.90% by the S&P 500.

Progress in the U.S. economy amid global economic struggles

The U.S. economy continued a slow but sure recovery and expansion. As a result, earnings, particularly of U.S. companies, continued to grow. The Federal Reserve ended its latest quantitative easing program in October and, happily, that did not roil the U.S. markets. The Fed has dedicated itself to keeping interest rates low as a stimulative measure, which likely has been a contributing factor to American economic growth.

After a rough first quarter for U.S. economic growth, activity picked up as the year progressed: real gross domestic product growth for the second and third quarters increased at an annual rate of 4.6% and 5.0%, respectively. The advanced estimate for the fourth quarter showed the economy’s pace slowing as real GDP growth rose at an annual rate of 2.6%. The unemployment rate declined to 5.6% at year-end. Falling gasoline prices buoyed consumer confidence, however the housing recovery showed some signs of faltering.

U.S. companies faced a complex landscape as global economies struggled, creating a challenge for multinationals. The U.S. dollar strengthened — diminishing profits from overseas — so the more that companies have focused on the U.S., generally, the better off they’ve been. Companies that do business in emerging markets have had headwinds in those countries. The dip in oil prices hurt the economies of oil-producing nations and, along with the strong dollar, adversely affected some emerging markets.

There were several significant geopolitical events during the year —such as Russia invading Ukraine and increased Middle East turmoil — events that gave people pause for concern but that the stock market digested somewhat easily, which was a positive sign.

The Investment Company of America	1

2014 results at a glance

Year ended December 31, 2014 (with all distributions reinvested)

	ICA	Standard & Poor’s 500
	(Class A shares)	Composite Index*

Income return	1.99%	2.15%
Capital return	10.10	11.51
Total return	12.09%	13.66%

*	The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Dividends and capital gain distribution paid in 2014

	Per Class A
	share	Payment date
Income dividends	$0.140	March 14
	0.145	June 13
	0.145	September 19
	0.295	December 23
	$0.725

Capital gain distribution	$3.340	December 23

Expense ratios and portfolio turnover rates1

Year ended December 31, 2014

		Portfolio
	Expense ratio	turnover rate
ICA	0.59%	29%
Industry average[2]	1.11%	46%

[1]	The expense ratio is the annual percentage of net assets used to pay fund expenses. The ratio shown is for Class A shares as of the prospectus dated March 1, 2015 (unaudited). The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
[2]	Lipper Growth & Income Funds Average (industry average expense ratio based on statistics for front-end load funds, excluding funds of funds, for the most recent fiscal year-ends available as of 12/31/14).

ICA’s portfolio in review

Health care holdings drove results more than any other sector, led by Amgen (+39.53%) and Gilead Sciences (+25.43%). Gilead and Amgen have been outstanding stocks not only this year, but for a period of time as the market continues to show appreciation for their impactful drugs and drug pipeline. General Dynamics (+44.03%) highlighted industrials, helped by the abatement of concerns in defense spending cuts and the strength of its Gulfstream business.

Energy was a difficult sector compared to the overall market, but the fund demonstrated good stock picking by avoiding many of the worst-performing companies. Information technology stocks were additive, led by Oracle (+17.54%) and Apple (+37.70%) in absolute terms; those gains were offset by a disappointing year for Google (–5.30%). Our position in financials hurt as the broader market outpaced the fund’s financials holdings.

Non-U.S. holdings — which offer the fund flexibility — represented about one-ninth of the fund’s portfolio and detracted from results, reflecting the general struggles of non-U.S. equity markets.

Other top-10 holdings included Verizon (–4.80%), Philip Morris International (–6.52%), Altria Group (+28.34%), AbbVie (+23.92% ) and Texas Instruments (+21.76%). The fund paid investors a total of $0.725 per share in dividends for the period.

2	The Investment Company of America

A glance ahead

Since the end of the Fed’s quantitative easing program, hopes are that the U.S. economy has its own “escape velocity” to continue to gain momentum without as much assistance. A rise in interest rates may negatively affect markets. Low gasoline prices are a net positive for the U.S. economy as they help the U.S. consumer save money at the pump, which then supports retail, restaurants, the automotive industry and U.S. industrial companies.

Improving job numbers indicate recovery in the U.S. economy; however, it is arguable that too much regulation still restricts corporate growth below what it could be. Despite that, the U.S. economy remains in good territory with the momentum to keep going.

The fund’s portfolio managers don’t see much U.S. recession risk over the next six months, but will keep an eye on the possibilities of recession in Europe and Russia, and a potential slowdown in China. If there is bad news, or increased volatility occurs, it will not cause panic among the fund’s portfolio managers as it can give them an opportunity to invest in companies with more favorable valuations for the long term.

We remain optimistic about continuing to identify solid companies at good valuations that we believe will prosper in the long run. We thank you for your confidence in our time-tested approach to investing and look forward to reporting to you again in six months.

We invite you to read the feature, which starts on page 8 and further explains our approach and culture, and why they have been so successful over time.

Cordially,

James B. Lovelace

Vice Chairman

Donald D. O’Neal
President

February 5, 2015

For current information about the fund, visit americanfunds.com.

The Investment Company of America	3

The value of a long-term perspective (1934–2014)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes dividends of $25,746,684 and capital gain distributions of $48,270,268 reinvested in the years 1936 to 2014.
[4]	Includes reinvested capital gain distributions of $5,837,014, but does not reflect income dividends of $3,199,630 taken in cash.
[5]	Fund expense percentages do not reflect a fee waiver and are provided as additional information. They should not be subtracted from any other figure on the table because all fund results already reflect their effect.

4	The Investment Company of America

5	The Investment Company of America

The Investment Company of America	6

The Investment Company of America	7

ICA’s active advantage has
added value over 80 years.

Ford vs. Chevy,
Nike vs. Adidas,
Mac vs. PC.

People have long debated which products are best. One such debate compares the merits of actively managed funds, such as The Investment Company of America,® versus passive funds — i.e., those whose holdings mirror an index, like Standard & Poor’s 500 Composite Index. Advocates of passive investing use “the average active portfolio manager” to make their point and, indeed, the average active manager has not consistently outpaced the S&P 500.

Averages, however, do not tell the whole story. After all, just because the average person can’t dunk a basketball doesn’t mean that no one can dunk a basketball. Some can, and do, achieve at a higher level, but using the average to characterize an entire industry muddles the fact that, for instance, there are actively managed funds that have consistently added value over many cycles.

8	The Investment Company of America

Jim Lovelace Portfolio Manager	Don O’Neal Portfolio Manager
33 years of investment experience	29 years of investment experience

In the chart on page 10, we show results for ICA over every one-, three-, five-, 10-, 20-and 30-year rolling period. The fund did better than the S&P 500 75% of the time over all 20-year rolling periods and 98% of the time over all 30-year rolling periods. Of course, there have been times when ICA’s returns have lagged its benchmark, but the results show a superior long-term track record over the last eight decades.

“ICA’s record over more than 80 years is successful,” says Jim Lovelace, a portfolio manager with the fund since 1991. “It’s hard to know from short-term results whether a manager is good or not, but the more time you give it, the more ‘signal’ there is and the less ‘noise.’ One year there’s a ton of noise, and there’s still noise in five and 10 years, but the signal begins to come through. After 20 years, you have an even stronger sense of whether a manager is good or not.”

What sets ICA apart
There are certain foundational strengths that we believe have allowed us to produce better results than the index and other active managers. ICA’s active advantage can be credited to four main characteristics: a collaborative investment culture and philosophy, experienced portfolio managers and analysts, a commitment to global research, and a long-term focus aligned with client objectives.

A collaborative investment culture and philosophy
Since its inception in 1934, the investment professionals of ICA have applied foundational principles crucial to its success. They are based on fundamental research of companies, identifying stocks at attractive valuations and keeping a long-term focus. “The basic principles of kicking the tires, fundamental research and meeting with management — that’s the due diligence of real investing rather than treating stocks as pieces of paper to be flipped,” says Jim.

Investment professionals’ years of experience shown in this report are as of December 31, 2014.

The Investment Company of America	9

A culture of collaboration in our investment process combines individual accountability with teamwork. Investment professionals manage portions of the fund independently so each can invest in his or her most strongly held ideas. “This leads to investing with insight and allows individuals to express their own convictions,” explains Jim.

“We want to hire people who are not only smart and hardworking, but also a cultural fit and good teammates. Then, the sum of the parts becomes greater than the individuals,” says Don O’Neal, a portfolio manager with the fund for more than two decades. “That’s the starting point and that’s really important. It’s a group of competitive people, but we also have a culture in which we help each other,” says Don.

Experienced portfolio managers and investment analysts

The six portfolio managers of ICA represent a total of 156 years of investing experience ranging from 18 to 34 years.

The long tenure not only reflects a career commitment to our long-term approach, but also means that each portfolio manager has accrued experience during various types of markets and investing cycles over his or her career.

An ICA investor has the security of knowing that the portfolio managers have likely “seen this before.” Their knowledge can help put into perspective major events and stressors to the stock market such as recessions, debt crises and geopolitical turmoil that could make an investor with less experience excessively worry and only focus on the short term.

Equity investment analysts at American Funds average 15 years of industry investment experience, and many analysts studied their area of focus extensively before joining our organization. Investment analysts not only travel the world to meet with the management of companies, but also are assigned a portion of ICA — known as the research portfolio — to invest in and manage independently.

10	The Investment Company of America

Keiko McKibben Investment analyst	Dr. Craig Gordon Investment analyst
19 years of investment experience	7 years of investment experience

This allows the investment analysts to invest in their highest conviction ideas. “It keeps us more engaged in the process — we’re not just writing a research report and hoping the portfolio manager buys the stock,” says Keiko McKibben, an investment analyst with 19 years of experience and research responsibility for industrials and aerospace & defense. “We’re actually making investment decisions; it attracts people who love investing.”

A commitment to global research

The backbone of our long-term results and another advantage over passive investing is a commitment to extensive global research. Gathering insights from research is about collecting — and sharing — information. “The way we conduct research is quite different from everybody else,” says Don. “We take a comprehensive, integrated global look at industries. So not only do the U.S. analysts talk to their counterparts in Europe and Asia, but they also go on trips to visit companies together. If research problems arise, everybody feels empowered to draw on a global network, which enables us to make better decisions.

“Many investment management companies have offices in other parts of the world, but if they don’t have an integrated team of researchers who talk and travel with each other, they’re not getting the same benefit that we get,” continues Don.

As an analyst, Keiko spends a lot of hours in the field visiting sites and listening to customers, competitors, suppliers and other investors to assess the health and long-term potential of a company. “Visiting plants is helpful because the person on the factory floor often has a gut instinct about where we are in an investment cycle,” says Keiko.

She also highly values the importance of management. “The most important characteristics of a CEO are independent-thinking and having good judgment,” says Keiko. “These are important attributes of being a good investor as well.”

Investment analyst Craig D. Gordon, M.D., who has research responsibility for biotechnology and pharmaceutical companies, relies not just on his investment experience, but also on his background as a rheumatologist. This has enabled him to view companies and their products from a distinct perspective.

When he researches drugs in a company’s pipeline, for example, Craig wants to invest in companies where drugs they sell or develop are — or will be — the “standard of care” for a certain patient, illness or clinical circumstance. It helps insulate a drug from payer pushback or changes in the health care environment.

A long-term focus

Essential to the investment culture of ICA is an alignment with investor success over the long term. Decisions are based on a long-term perspective, and incentives for

The Investment Company of America	11

Barry Crosthwaite Portfolio Manager
18 years of investment experience

investment professionals are heavily influenced by results over four- and eight-year periods, as opposed to the quarterly or yearly performance metrics of many competitors.

“A thread through everything we do is a long-term orientation,” says Don. “So many other firms are focused on what’s happening this quarter, and we try to think about what will happen over the next three to five years — and beyond — in an industry and with a company.

“That is a serious competitive advantage when you’re doing the kind of investing that few others are doing. I feel very good about how we’re positioned in a world that seems to get more and more short term every year,” continues Don.

American Funds’ investment philosophy also aligns with the interests of our investors because our company’s associates are significant investors in ICA and the other American Funds.

12	The Investment Company of America

Joyce Gordon Portfolio Manager	Eric Richter Portfolio Manager	Chris Buchbinder Portfolio Manager
34 years of investment experience	23 years of investment experience	19 years of investment experience

This results in our interests becoming deeply intertwined with those of our investors and means that we share in the funds’ success.

Other benefits of active management

Active management has other advantages over passive investing. Passive investing means mirroring an index and its collection of companies — the good as well as the bad — whereas active investing means always trying to find the best investment. Indexes don’t hold cash so they are always fully in stocks, continuously taking a rather aggressive approach. Active investing uses cash for capital preservation and provides flexibility to buy a stock that looks attractive, without which, another attractive stock would have to be sold to make enough cash.

Indexes typically also don’t consider dividends. “Dividends can help insulate a portfolio during down markets. Income is a form of return, but it’s also a form of risk management because dividends are always positive,” says Jim.

Active management can also help meet an investor’s goal of preserving principal. “The index is not worried about losing principal at all, whereas an active manager is very concerned about losing principal,” continues Jim.

While we see the benefits of active management and have the results to prove it, the debate of active vs. passive will surely continue. “We are a pretty unique company with a strong long-term track record,” says Don. “Academics like to be able to explain things with averages and simple, broad equations. But in the real world, it’s a more granular and complex decision process. We bring some nice advantages in research and how we’re structured that the average active manager can’t offer.” ■

The Investment Company of America	13

Summary investment portfolio December 31, 2014

Industry sector diversification	Percent of net assets

Common stocks 92.42%	Shares	Value (000)
Energy 8.38%
BP PLC[1]	110,680,000	$702,789
Cabot Oil & Gas Corp.	15,784,000	467,364
Canadian Natural Resources, Ltd.	19,637,800	607,152
EOG Resources, Inc.	5,447,200	501,524
Royal Dutch Shell PLC, Class A (ADR)	8,699,700	582,445
Royal Dutch Shell PLC, Class B1	9,250,000	317,774
Other securities		3,141,732
		6,320,780

Materials 3.19%
Dow Chemical Co.	15,955,000	727,707
Praxair, Inc.	4,880,800	632,356
Other securities		1,045,347
		2,405,410

Industrials 10.27%
CSX Corp.	31,155,771	1,128,774
Cummins Inc.	4,360,000	628,581
General Dynamics Corp.	10,974,551	1,510,318
General Electric Co.	21,875,000	552,781
Illinois Tool Works Inc.	6,400,000	606,080
Union Pacific Corp.	4,887,800	582,284
Other securities		2,738,480
		7,747,298

Consumer discretionary 10.26%
Amazon.com, Inc.[2]	3,136,500	973,413
Comcast Corp., Class A	9,593,400	556,513
Comcast Corp., Class A, special nonvoting shares	6,000,000	345,390
General Motors Co.	19,018,309	663,929
Home Depot, Inc.	10,100,000	1,060,197
Johnson Controls, Inc.	22,359,087	1,080,838
Las Vegas Sands Corp.	7,775,000	452,194
Time Warner Inc.	8,104,000	692,244
Other securities		1,919,052
		7,743,770

Consumer staples 9.87%
Altria Group, Inc.	37,442,600	1,844,797
Coca-Cola Co.	15,744,600	664,737
PepsiCo, Inc.	5,220,000	493,603
Philip Morris International Inc.	24,530,019	1,997,970
Other securities		2,451,097
		7,452,204

14	The Investment Company of America

	Shares	Value (000)
Health care 16.98%
AbbVie Inc.	26,035,000	$1,703,730
Alexion Pharmaceuticals, Inc.[2]	3,207,000	593,391
Amgen Inc.	22,570,703	3,595,287
Bayer AG1	4,181,500	571,650
Gilead Sciences, Inc.[2]	26,975,605	2,542,721
Medtronic, Inc.	6,277,000	453,199
UnitedHealth Group Inc.	6,681,123	675,395
Other securities		2,674,662
		12,810,035

Financials 4.47%
American International Group, Inc.	12,830,000	718,608
U.S. Bancorp	13,565,000	609,747
Other securities		2,043,405
		3,371,760

Information technology 17.02%
Accenture PLC, Class A	8,646,460	772,215
Apple Inc.	13,117,600	1,447,921
ASML Holding NV1	5,350,000	573,181
Broadcom Corp., Class A	10,639,875	461,026
Google Inc., Class A2	1,626,980	863,373
Google Inc., Class C2	1,592,980	838,545
Microsoft Corp.	12,447,100	578,168
Oracle Corp.	40,732,300	1,831,732
Texas Instruments Inc.	27,100,773	1,448,943
Western Union Co.[3]	35,700,000	639,387
Other securities		3,386,683
		12,841,174

Telecommunication services 5.00%
CenturyLink, Inc.	18,833,202	745,418
Verizon Communications Inc.	48,205,798	2,255,067
Other securities		771,530
		3,772,015

Utilities 3.72%
Exelon Corp.	31,293,935	1,160,379
FirstEnergy Corp.	13,090,025	510,380
Other securities		1,137,850
		2,808,609

Miscellaneous 3.26%
Other common stocks in initial period of acquisition		2,457,494

Total common stocks (cost: $44,212,555,000)		69,730,549

Bonds, notes & other debt instruments 0.06%	Principal amount (000)
U.S. Treasury bonds & notes 0.03%
Other securities		26,116

Corporate bonds & notes 0.03%
Financials 0.03%
Other securities		19,232

Total bonds, notes & other debt instruments (cost: $41,690,000)		45,348

Short-term securities 7.20%
Coca-Cola Co. 0.12%–0.24% due 2/17/2015–6/11/2015[4]	$138,900	138,857
Fannie Mae 0.05%–0.15% due 1/5/2015–10/5/2015	773,400	773,095
Federal Farm Credit Banks 0.04%–0.15% due 2/11/2015–8/27/2015	539,300	539,000
Federal Home Loan Bank 0.07%–0.17% due 1/5/2015–7/31/2015	1,399,050	1,398,908

The Investment Company of America	15

Short-term securities (continued)	Principal amount (000)	Value (000)
Freddie Mac 0.07%–0.19% due 1/6/2015–11/23/2015	$1,350,000	$1,349,603
Google Inc. 0.09%–0.12% due 2/25/2015–3/18/2015[4]	81,600	81,583
Other securities		1,153,578

Total short-term securities (cost: $5,434,314,000)		5,434,624
Total investment securities 99.68% (cost: $49,688,559,000)		75,210,521
Other assets less liabilities 0.32%		245,209

Net assets 100.00%		$75,455,730

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2014, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	12/31/2014
	shares	Additions	Reductions	shares	(000)	(000)

Western Union Co.	35,700,000	—	—	35,700,000	$17,850	$639,387
Hasbro, Inc.	2,921,645	3,483,355	—	6,405,000	8,813	352,211
NRG Energy, Inc.[5]	12,723,600	6,786,400	5,696,921	13,813,079	9,499	—
					$36,162	$991,598

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $6,359,878,000, which represented 8.43% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $890,615,000, which represented 1.18% of the net assets of the fund.
[5]	Unaffiliated issuer at 12/31/2014.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

16	The Investment Company of America

Financial statements

Statement of assets and liabilities at December 31, 2014
(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $48,806,529)	$74,218,923
Affiliated issuers (cost: $882,030)	991,598	$75,210,521
Cash denominated in currencies other than U.S. dollars (cost: $3,135)		3,136
Cash		3,317
Receivables for:
Sales of investments	122,196
Sales of fund’s shares	185,894
Dividends and interest	117,060	425,150
		75,642,124

Liabilities:
Payables for:
Purchases of investments	60,928
Repurchases of fund’s shares	76,659
Investment advisory services	15,387
Services provided by related parties	23,470
Trustees’ deferred compensation	7,405
Other	2,545	186,394
Net assets at December 31, 2014		$75,455,730

Net assets consist of:
Capital paid in on shares of beneficial interest		$49,103,578
Undistributed net investment income		298,582
Undistributed net realized gain		532,072
Net unrealized appreciation		25,521,498
Net assets at December 31, 2014		$75,455,730

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,036,048 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$58,429,826	1,575,823	$37.08
Class B	308,114	8,335	36.97
Class C	1,773,796	48,238	36.77
Class F-1	2,518,244	68,046	37.01
Class F-2	1,761,627	47,525	37.07
Class 529-A	2,233,969	60,362	37.01
Class 529-B	48,309	1,306	36.99
Class 529-C	508,282	13,776	36.90
Class 529-E	82,494	2,235	36.91
Class 529-F-1	61,385	1,660	36.98
Class R-1	93,622	2,541	36.84
Class R-2	721,983	19,575	36.88
Class R-2E	25	1	37.06
Class R-3	935,687	25,309	36.97
Class R-4	997,922	26,970	37.00
Class R-5	820,105	22,124	37.07
Class R-6	4,160,340	112,222	37.07

See Notes to Financial Statements

The Investment Company of America	17

Statement of operations for the year ended December 31, 2014
(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $21,012; also includes $36,162 from affiliates)	$2,019,690
Interest	9,737	$2,029,427
Fees and expenses*:
Investment advisory services	173,526
Distribution services	183,293
Transfer agent services	68,620
Administrative services	13,442
Reports to shareholders	2,566
Registration statement and prospectus	890
Trustees’ compensation	1,016
Auditing and legal	155
Custodian	1,207
Other	2,816	447,531
Net investment income		1,581,896

Net realized gain and unrealized depreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (includes $24,328 net gain from affiliates)	7,249,201
Forward currency contracts	(66)
Currency transactions	(2,567)	7,246,568
Net unrealized (depreciation) appreciation on:
Investments	(548,390)
Forward currency contracts	1,204
Currency translations	(1,098)	(548,284)
Net realized gain and unrealized depreciation on investments, forward currency contracts and currency		6,698,284

Net increase in net assets resulting from operations		$8,280,180

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

	Year ended December 31
	2014	2013
Operations:
Net investment income	$1,581,896	$1,089,886
Net realized gain on investments, forward currency contracts and currency transactions	7,246,568	4,609,531
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(548,284)	12,017,411
Net increase in net assets resulting from operations	8,280,180	17,716,828

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,336,966)	(1,120,099)
Distributions from net realized gain on investments	(6,231,464)	(4,478,432)
Total dividends and distributions paid to shareholders	(7,568,430)	(5,598,531)

Net capital share transactions	4,823,324	607,415

Total increase in net assets	5,535,074	12,725,712

Net assets:
Beginning of year	69,920,656	57,194,944
End of year (including undistributed net investment income: $298,582 and $56,154, respectively)	$75,455,730	$69,920,656

See Notes to Financial Statements

18	The Investment Company of America

Notes to financial statements

1. Organization

The Investment Company of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on the potential for capital appreciation and future dividends than on current yield.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

The Investment Company of America	19

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange

20	The Investment Company of America

Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Energy	$4,933,377	$1,387,403	$—	$6,320,780
Materials	2,049,868	355,542	—	2,405,410
Industrials	7,680,594	66,704	—	7,747,298
Consumer discretionary	7,404,882	338,888	—	7,743,770
Consumer staples	7,249,219	202,985	—	7,452,204
Health care	11,838,786	971,249	—	12,810,035
Financials	2,269,905	1,101,855	—	3,371,760
Information technology	11,908,880	932,294	—	12,841,174
Telecommunication services	3,336,385	435,630	—	3,772,015
Utilities	2,808,609	—	—	2,808,609
Miscellaneous	1,890,166	567,328	—	2,457,494
Bonds, notes & other debt instruments	—	45,348	—	45,348
Short-term securities	—	5,434,624	—	5,434,624
Total	$63,370,671	$11,839,850	$—	$75,210,521

*	Securities with a value of $5,137,809,000, which represented 6.81% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

The Investment Company of America	21

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of December 31, 2014, the fund did not have any open forward currency contracts.

22	The Investment Company of America

The following table presents the financial statement impacts resulting from the fund’s use of forward currency contracts as of December 31, 2014 (dollars in thousands):

Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized loss on forward currency contracts	$(66)	Net unrealized appreciation on forward currency contracts	$1,204

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state tax authorities for tax years before 2010.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; and unrealized appreciation of certain investments in securities outside the U.S. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2014, the fund reclassified $2,416,000 and $86,000 from undistributed net investment income to undistributed net realized gain and capital paid in on shares of beneficial interest, respectively, and $453,936,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2014, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$307,116
Undistributed long-term capital gains	532,130
Gross unrealized appreciation on investment securities	26,502,778
Gross unrealized depreciation on investment securities	(982,253)
Net unrealized appreciation on investment securities	25,520,525
Cost of investment securities	49,689,996

The Investment Company of America	23

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2014				Year ended December 31, 2013
Share class	Ordinary income		Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$1,058,744		$4,835,143	$5,893,887	$898,154	$3,524,457	$4,422,611
Class B	3,566		25,504	29,070	4,674	29,574	34,248
Class C	18,486		147,247	165,733	16,802	115,255	132,057
Class F-1	43,711		208,522	252,233	35,803	151,778	187,581
Class F-2	31,823		148,398	180,221	19,215	72,114	91,329
Class 529-A	37,776		183,803	221,579	30,756	129,369	160,125
Class 529-B	482		3,990	4,472	618	4,483	5,101
Class 529-C	4,892		41,998	46,890	3,957	30,156	34,113
Class 529-E	1,213		6,800	8,013	1,021	4,966	5,987
Class 529-F-1	1,099		4,941	6,040	845	3,209	4,054
Class R-1	968		7,735	8,703	804	5,559	6,363
Class R-2	7,656		59,808	67,464	6,739	44,862	51,601
Class R-2E*	—	†	2	2
Class R-3	13,698		77,606	91,304	12,066	58,476	70,542
Class R-4	17,366		82,279	99,645	14,438	58,105	72,543
Class R-5	16,450		67,108	83,558	15,941	54,504	70,445
Class R-6	79,036		330,580	409,616	58,266	191,565	249,831
Total	$1,336,966		$6,231,464	$7,568,430	$1,120,099	$4,478,432	$5,598,531

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.219% on such assets in excess of $89 billion. For the year ended December 31, 2014, the investment advisory services fee was $173,526,000, which was equivalent to an annualized rate of 0.238% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

24	The Investment Company of America

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. During the period January 1, 2014, to March 31, 2014, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended December 31, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$132,135		$54,680		$5,688		Not applicable
Class B	3,738		378		Not applicable		Not applicable
Class C	17,494		1,680		879		Not applicable
Class F-1	6,153		3,068		1,232		Not applicable
Class F-2	Not applicable		1,375		717		Not applicable
Class 529-A	4,810		1,637		1,068		$1,947
Class 529-B	578		53		29		53
Class 529-C	4,854		402		245		446
Class 529-E	398		38		40		73
Class 529-F-1	—		41		27		49
Class R-1	900		91		45		Not applicable
Class R-2	5,262		2,312		353		Not applicable
Class R-2E*	—	†	—	†	—	†	Not applicable
Class R-3	4,585		1,500		460		Not applicable
Class R-4	2,386		958		478		Not applicable
Class R-5	Not applicable		400		394		Not applicable
Class R-6	Not applicable		7		1,787		Not applicable
Total class-specific expenses	$183,293		$68,620		$13,442		$2,568

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

The Investment Company of America	25

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,016,000 in the fund’s statement of operations includes $368,000 in current fees (either paid in cash or deferred) and a net increase of $648,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Warrants

As of December 31, 2014, the fund had warrants outstanding which may be exercised at any time for the purchase of 818,231 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2014, the net asset value of each share class would have been reduced by less than $0.02 per share. No warrants were exercised during the year ended December 31, 2014, or the prior fiscal year ended December 31, 2013.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class A	$3,263,761	84,516	$5,720,607	152,396		$(6,185,028)	(160,753)	$2,799,340	76,159
Class B	5,051	131	28,895	773		(197,048)	(5,174)	(163,102)	(4,270)
Class C	287,635	7,503	163,114	4,388		(486,900)	(12,816)	(36,151)	(925)
Class F-1	619,565	16,154	247,499	6,608		(747,253)	(19,313)	119,811	3,449
Class F-2	771,196	19,780	143,257	3,816		(240,922)	(6,232)	673,531	17,364
Class 529-A	201,751	5,250	221,486	5,913		(240,042)	(6,221)	183,195	4,942
Class 529-B	1,075	28	4,472	119		(28,794)	(753)	(23,247)	(606)
Class 529-C	48,579	1,264	46,873	1,257		(62,850)	(1,636)	32,602	885
Class 529-E	7,048	183	8,010	215		(10,696)	(278)	4,362	120
Class 529-F-1	13,709	352	6,038	161		(9,096)	(236)	10,651	277
Class R-1	16,242	422	8,691	233		(18,965)	(492)	5,968	163
Class R-2	135,815	3,544	67,402	1,808		(187,138)	(4,894)	16,079	458
Class R-2E2	26	1	1	—	[3]	—	—	27	1
Class R-3	184,997	4,812	91,232	2,439		(261,582)	(6,844)	14,647	407
Class R-4	210,201	5,462	99,605	2,660		(231,203)	(5,980)	78,603	2,142
Class R-5	155,679	3,975	83,478	2,224		(280,612)	(7,349)	(41,455)	(1,150)
Class R-6	1,106,012	28,925	409,615	10,909		(367,164)	(9,521)	1,148,463	30,313
Total net increase (decrease)	$7,028,342	182,302	$7,350,275	195,919		$(9,555,293)	(248,492)	$4,823,324	129,729

26	The Investment Company of America

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2013

Class A	$2,576,535	74,668	$4,285,280	119,187	$(5,856,875)	(169,755)	$1,004,940	24,100
Class B	6,700	193	33,990	946	(234,543)	(6,895)	(193,853)	(5,756)
Class C	205,242	5,976	129,425	3,614	(499,996)	(14,511)	(165,329)	(4,921)
Class F-1	564,466	16,284	184,356	5,132	(608,802)	(17,997)	140,020	3,419
Class F-2	294,908	8,484	84,767	2,358	(216,272)	(6,208)	163,403	4,634
Class 529-A	178,365	5,185	160,077	4,458	(209,953)	(6,082)	128,489	3,561
Class 529-B	1,172	34	5,099	142	(33,085)	(965)	(26,814)	(789)
Class 529-C	43,786	1,273	34,101	949	(59,218)	(1,722)	18,669	500
Class 529-E	6,673	194	5,987	167	(9,979)	(288)	2,681	73
Class 529-F-1	9,313	268	4,054	113	(7,600)	(217)	5,767	164
Class R-1	14,722	432	6,353	177	(22,163)	(649)	(1,088)	(40)
Class R-2	127,014	3,715	51,541	1,435	(187,554)	(5,489)	(8,999)	(339)
Class R-3	175,244	5,152	70,468	1,962	(236,349)	(6,906)	9,363	208
Class R-4	160,254	4,684	72,506	2,020	(184,341)	(5,296)	48,419	1,408
Class R-5	116,731	3,365	70,368	1,960	(176,710)	(5,153)	10,389	172
Class R-6	703,791	20,489	249,831	6,968	(1,482,264)	(4,489)	(528,642)	(17,433)
Total net increase (decrease)	$5,184,916	150,396	$5,448,203	151,588	$(10,025,704)	(293,023)	$607,415	8,961

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-2E shares were offered beginning August 29, 2014.
[3]	Amount less than one thousand.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $19,961,422,000 and $23,785,323,000, respectively, during the year ended December 31, 2014.

The Investment Company of America	27

Financial highlights

		Income (loss) from
		investment operations[1]			Dividends and distributions
			Net gains
			(losses) on									Ratio of
	Net asset	Net	securities		Dividends		Total	Net asset			Ratio of	net income
	value,	investment	(both	Total from	(from net	Distributions	dividends	value,		Net assets,	expenses to	(loss) to
	beginning	income	realized and	investment	investment	(from capital	and	end	Total	end of period	average	average
	of period	(loss)[2]	unrealized)	operations	income)	gains)	distributions	of period	return[3,4]	(in millions)	net assets	net assets[2]
Class A:
Year ended 12/31/2014	$36.70	$.85	$3.60	$4.45	$(.73)	$(3.34)	$(4.07)	$37.08	12.09%	$58,430	.59%	2.21%
Year ended 12/31/2013	30.16	.61	9.07	9.68	(.63)	(2.51)	(3.14)	36.70	32.42	55,032	.61	1.76
Year ended 12/31/2012	27.09	.60	3.61	4.21	(.72)	(.42)	(1.14)	30.16	15.60	44,501	.62	2.02
Year ended 12/31/2011	28.16	.57	(1.06)	(.49)	(.58)	—	(.58)	27.09	(1.76)	42,643	.61	2.05
Year ended 12/31/2010	25.95	.55	2.22	2.77	(.56)	—	(.56)	28.16	10.86	48,789	.61	2.12
Class B:
Year ended 12/31/2014	36.58	.58	3.56	4.14	(.41)	(3.34)	(3.75)	36.97	11.26	308	1.34	1.52
Year ended 12/31/2013	30.06	.34	9.04	9.38	(.35)	(2.51)	(2.86)	36.58	31.42	461	1.37	1.00
Year ended 12/31/2012	26.99	.37	3.60	3.97	(.48)	(.42)	(.90)	30.06	14.74	552	1.38	1.25
Year ended 12/31/2011	28.05	.35	(1.06)	(.71)	(.35)	—	(.35)	26.99	(2.53)	838	1.38	1.27
Year ended 12/31/2010	25.84	.35	2.21	2.56	(.35)	—	(.35)	28.05	10.03	1,431	1.38	1.36
Class C:
Year ended 12/31/2014	36.42	.54	3.56	4.10	(.41)	(3.34)	(3.75)	36.77	11.20	1,774	1.39	1.41
Year ended 12/31/2013	29.95	.33	9.00	9.33	(.35)	(2.51)	(2.86)	36.42	31.36	1,791	1.41	.95
Year ended 12/31/2012	26.90	.36	3.59	3.95	(.48)	(.42)	(.90)	29.95	14.70	1,620	1.43	1.21
Year ended 12/31/2011	27.97	.34	(1.06)	(.72)	(.35)	—	(.35)	26.90	(2.58)	1,767	1.42	1.24
Year ended 12/31/2010	25.78	.34	2.20	2.54	(.35)	—	(.35)	27.97	9.95	2,212	1.43	1.31
Class F-1:
Year ended 12/31/2014	36.63	.82	3.59	4.41	(.69)	(3.34)	(4.03)	37.01	12.02	2,518	.67	2.13
Year ended 12/31/2013	30.11	.58	9.06	9.64	(.61)	(2.51)	(3.12)	36.63	32.32	2,366	.68	1.68
Year ended 12/31/2012	27.04	.58	3.62	4.20	(.71)	(.42)	(1.13)	30.11	15.58	1,842	.67	1.98
Year ended 12/31/2011	28.12	.56	(1.07)	(.51)	(.57)	—	(.57)	27.04	(1.84)	1,744	.66	2.01
Year ended 12/31/2010	25.92	.54	2.21	2.75	(.55)	—	(.55)	28.12	10.78	1,558	.66	2.07
Class F-2:
Year ended 12/31/2014	36.69	.90	3.62	4.52	(.80)	(3.34)	(4.14)	37.07	12.31	1,762	.39	2.32
Year ended 12/31/2013	30.15	.68	9.07	9.75	(.70)	(2.51)	(3.21)	36.69	32.69	1,107	.41	1.96
Year ended 12/31/2012	27.08	.67	3.61	4.28	(.79)	(.42)	(1.21)	30.15	15.86	770	.40	2.25
Year ended 12/31/2011	28.15	.63	(1.06)	(.43)	(.64)	—	(.64)	27.08	(1.54)	604	.40	2.27
Year ended 12/31/2010	25.95	.61	2.21	2.82	(.62)	—	(.62)	28.15	11.07	669	.39	2.34
Class 529-A:
Year ended 12/31/2014	36.64	.81	3.58	4.39	(.68)	(3.34)	(4.02)	37.01	11.97	2,234	.69	2.10
Year ended 12/31/2013	30.11	.57	9.07	9.64	(.60)	(2.51)	(3.11)	36.64	32.32	2,030	.71	1.66
Year ended 12/31/2012	27.05	.57	3.60	4.17	(.69)	(.42)	(1.11)	30.11	15.47	1,562	.72	1.93
Year ended 12/31/2011	28.12	.55	(1.06)	(.51)	(.56)	—	(.56)	27.05	(1.84)	1,362	.70	1.97
Year ended 12/31/2010	25.92	.53	2.22	2.75	(.55)	—	(.55)	28.12	10.77	1,362	.68	2.05
Class 529-B:
Year ended 12/31/2014	36.60	.53	3.56	4.09	(.36)	(3.34)	(3.70)	36.99	11.10	48	1.47	1.38
Year ended 12/31/2013	30.07	.30	9.04	9.34	(.30)	(2.51)	(2.81)	36.60	31.27	70	1.50	.87
Year ended 12/31/2012	27.00	.33	3.60	3.93	(.44)	(.42)	(.86)	30.07	14.58	81	1.52	1.12
Year ended 12/31/2011	28.06	.32	(1.05)	(.73)	(.33)	—	(.33)	27.00	(2.63)	111	1.50	1.16
Year ended 12/31/2010	25.86	.33	2.20	2.53	(.33)	—	(.33)	28.06	9.87	165	1.48	1.26

28	The Investment Company of America

		Income (loss) from
		investment operations[1]			Dividends and distributions
			Net gains
			(losses) on											Ratio of
	Net asset	Net	securities		Dividends		Total	Net asset				Ratio of		net income
	value,	investment	(both	Total from	(from net	Distributions	dividends	value,		Net assets,		expenses to		(loss) to
	beginning	income	realized and	investment	investment	(from capital	and	end	Total	end of period		average		average
	of period	(loss)[2]	unrealized)	operations	income)	gains)	distributions	of period	return[3,4]	(in millions)		net assets		net assets[2]
Class 529-C:
Year ended 12/31/2014	$36.54	$.51	$3.58	$4.09	$(.39)	$(3.34)	$(3.73)	$36.90	11.13%	$509		1.46%		1.33%
Year ended 12/31/2013	30.04	.30	9.04	9.34	(.33)	(2.51)	(2.84)	36.54	31.29	471		1.49		.88
Year ended 12/31/2012	26.99	.34	3.59	3.93	(.46)	(.42)	(.88)	30.04	14.59	372		1.50		1.14
Year ended 12/31/2011	28.06	.33	(1.06)	(.73)	(.34)	—	(.34)	26.99	(2.62)	336		1.49		1.18
Year ended 12/31/2010	25.86	.33	2.21	2.54	(.34)	—	(.34)	28.06	9.91	352		1.47		1.26
Class 529-E:
Year ended 12/31/2014	36.55	.71	3.58	4.29	(.59)	(3.34)	(3.93)	36.91	11.70	82		.93		1.86
Year ended 12/31/2013	30.05	.49	9.03	9.52	(.51)	(2.51)	(3.02)	36.55	31.96	77		.95		1.41
Year ended 12/31/2012	26.99	.49	3.61	4.10	(.62)	(.42)	(1.04)	30.05	15.23	61		.97		1.68
Year ended 12/31/2011	28.07	.47	(1.07)	(.60)	(.48)	—	(.48)	26.99	(2.15)	55		.97		1.70
Year ended 12/31/2010	25.87	.46	2.21	2.67	(.47)	—	(.47)	28.07	10.46	57		.97		1.76
Class 529-F-1:
Year ended 12/31/2014	36.61	.89	3.59	4.48	(.77)	(3.34)	(4.11)	36.98	12.23	61		.46		2.32
Year ended 12/31/2013	30.09	.65	9.05	9.70	(.67)	(2.51)	(3.18)	36.61	32.59	51		.49		1.88
Year ended 12/31/2012	27.03	.63	3.61	4.24	(.76)	(.42)	(1.18)	30.09	15.74	37		.50		2.15
Year ended 12/31/2011	28.10	.61	(1.06)	(.45)	(.62)	—	(.62)	27.03	(1.62)	31		.49		2.19
Year ended 12/31/2010	25.90	.59	2.21	2.80	(.60)	—	(.60)	28.10	11.00	28		.47		2.26
Class R-1:
Year ended 12/31/2014	36.49	.54	3.56	4.10	(.41)	(3.34)	(3.75)	36.84	11.19	94		1.40		1.40
Year ended 12/31/2013	30.01	.33	9.01	9.34	(.35)	(2.51)	(2.86)	36.49	31.36	87		1.40		.96
Year ended 12/31/2012	26.95	.36	3.60	3.96	(.48)	(.42)	(.90)	30.01	14.74	73		1.41		1.23
Year ended 12/31/2011	28.02	.35	(1.06)	(.71)	(.36)	—	(.36)	26.95	(2.55)	74		1.41		1.25
Year ended 12/31/2010	25.83	.35	2.20	2.55	(.36)	—	(.36)	28.02	9.96	78		1.41		1.32
Class R-2:
Year ended 12/31/2014	36.53	.55	3.56	4.11	(.42)	(3.34)	(3.76)	36.88	11.20	722		1.37		1.43
Year ended 12/31/2013	30.03	.34	9.04	9.38	(.37)	(2.51)	(2.88)	36.53	31.45	698		1.36		1.00
Year ended 12/31/2012	26.98	.37	3.59	3.96	(.49)	(.42)	(.91)	30.03	14.70	584		1.40		1.25
Year ended 12/31/2011	28.05	.35	(1.06)	(.71)	(.36)	—	(.36)	26.98	(2.55)	577		1.41		1.25
Year ended 12/31/2010	25.85	.34	2.21	2.55	(.35)	—	(.35)	28.05	9.96	654		1.44		1.30
Class R-2E:
Period from 8/29/2014 to 12/31/2014[5,6]	40.36	.25	.25	.50	(.46)	(3.34)	(3.80)	37.06	1.08 [7]	—	[8]	.23	[4,7]	.62	[4,7]
Class R-3:
Year ended 12/31/2014	36.60	.71	3.58	4.29	(.58)	(3.34)	(3.92)	36.97	11.68	936		.96		1.83
Year ended 12/31/2013	30.09	.48	9.05	9.53	(.51)	(2.51)	(3.02)	36.60	31.94	912		.96		1.40
Year ended 12/31/2012	27.03	.49	3.60	4.09	(.61)	(.42)	(1.03)	30.09	15.19	743		.98		1.67
Year ended 12/31/2011	28.10	.47	(1.06)	(.59)	(.48)	—	(.48)	27.03	(2.11)	737		.97		1.70
Year ended 12/31/2010	25.90	.46	2.21	2.67	(.47)	—	(.47)	28.10	10.45	827		.97		1.77

See footnotes at end of table.

The Investment Company of America	29

Financial highlights (continued)

		Income (loss) from
		investment operations[1]			Dividends and distributions
			Net gains
			(losses) on									Ratio of
	Net asset	Net	securities		Dividends		Total	Net asset			Ratio of	net income
	value,	investment	(both	Total from	(from net	Distributions	dividends	value,		Net assets,	expenses to	(loss) to
	beginning	income	realized and	investment	investment	(from capital	and	end	Total	end of period	average	average
	of period	(loss)[2]	unrealized)	operations	income)	gains)	distributions	of period	return[3,4]	(in millions)	net assets	net assets[2]
Class R-4:
Year ended 12/31/2014	$36.63	$.83	$3.58	$4.41	$(.70)	$(3.34)	$(4.04)	$37.00	12.02%	$998	.65%	2.15%
Year ended 12/31/2013	30.11	.59	9.06	9.65	(.62)	(2.51)	(3.13)	36.63	32.37	909	.65	1.72
Year ended 12/31/2012	27.04	.59	3.61	4.20	(.71)	(.42)	(1.13)	30.11	15.60	705	.65	2.00
Year ended 12/31/2011	28.12	.56	(1.07)	(.51)	(.57)	—	(.57)	27.04	(1.83)	660	.65	2.02
Year ended 12/31/2010	25.91	.54	2.22	2.76	(.55)	—	(.55)	28.12	10.82	681	.65	2.08
Class R-5:
Year ended 12/31/2014	36.69	.96	3.58	4.54	(.82)	(3.34)	(4.16)	37.07	12.36	820	.35	2.50
Year ended 12/31/2013	30.15	.70	9.07	9.77	(.72)	(2.51)	(3.23)	36.69	32.77	854	.35	2.02
Year ended 12/31/2012	27.08	.68	3.61	4.29	(.80)	(.42)	(1.22)	30.15	15.92	697	.35	2.28
Year ended 12/31/2011	28.15	.65	(1.07)	(.42)	(.65)	—	(.65)	27.08	(1.50)	761	.35	2.31
Year ended 12/31/2010	25.94	.61	2.23	2.84	(.63)	—	(.63)	28.15	11.14	895	.35	2.33
Class R-6:
Year ended 12/31/2014	36.69	.95	3.61	4.56	(.84)	(3.34)	(4.18)	37.07	12.41	4,160	.30	2.45
Year ended 12/31/2013	30.15	.71	9.08	9.79	(.74)	(2.51)	(3.25)	36.69	32.84	3,005	.30	2.07
Year ended 12/31/2012	27.08	.69	3.62	4.31	(.82)	(.42)	(1.24)	30.15	15.98	2,995	.30	2.34
Year ended 12/31/2011	28.15	.66	(1.06)	(.40)	(.67)	—	(.67)	27.08	(1.45)	2,456	.30	2.37
Year ended 12/31/2010	25.95	.63	2.21	2.84	(.64)	—	(.64)	28.15	11.16	2,330	.30	2.45

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	29%	24%	21%	28%	23%

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.20 and .52 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Not annualized.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Class R-2E shares were offered beginning August 29, 2014.
[7]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[8]	Amount less than $1 million.

See Notes to Financial Statements

30	The Investment Company of America

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Investment Company of America:

We have audited the accompanying statement of assets and liabilities of The Investment Company of America (the “Fund”), including the summary investment portfolio, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Investment Company of America as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 5, 2015

The Investment Company of America	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2014, through December 31, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	The Investment Company of America

	Beginning account value 7/1/2014	Ending account value 12/31/2014	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,035.46	$2.98	.58%
Class A - assumed 5% return	1,000.00	1,022.28	2.96	.58
Class B - actual return	1,000.00	1,031.72	6.81	1.33
Class B - assumed 5% return	1,000.00	1,018.50	6.77	1.33
Class C - actual return	1,000.00	1,031.07	7.06	1.38
Class C - assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class F-1 - actual return	1,000.00	1,035.13	3.44	.67
Class F-1 - assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 - actual return	1,000.00	1,036.51	2.00	.39
Class F-2 - assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 529-A - actual return	1,000.00	1,034.80	3.49	.68
Class 529-A - assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 529-B - actual return	1,000.00	1,030.91	7.52	1.47
Class 529-B - assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class 529-C - actual return	1,000.00	1,030.88	7.47	1.46
Class 529-C - assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class 529-E - actual return	1,000.00	1,033.52	4.77	.93
Class 529-E - assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 529-F-1 - actual return	1,000.00	1,035.92	2.36	.46
Class 529-F-1 - assumed 5% return	1,000.00	1,022.89	2.35	.46
Class R-1 - actual return	1,000.00	1,031.26	7.12	1.39
Class R-1 - assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-2 - actual return	1,000.00	1,031.09	6.96	1.36
Class R-2 - assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class R-2E - actual return†	1,000.00	1,010.85	2.39	.70
Class R-2E - assumed 5% return†	1,000.00	1,021.68	3.57	.70
Class R-3 - actual return	1,000.00	1,033.35	4.87	.95
Class R-3 - assumed 5% return	1,000.00	1,020.42	4.84	.95
Class R-4 - actual return	1,000.00	1,034.96	3.28	.64
Class R-4 - assumed 5% return	1,000.00	1,021.98	3.26	.64
Class R-5 - actual return	1,000.00	1,036.70	1.80	.35
Class R-5 - assumed 5% return	1,000.00	1,023.44	1.79	.35
Class R-6 - actual return	1,000.00	1,036.96	1.54	.30
Class R-6 - assumed 5% return	1,000.00	1,023.69	1.53	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on August 29, 2014. The “assumed 5% return” line is based on 184 days.

The Investment Company of America	33

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2014:

Long-term capital gains	$6,551,084,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$1,457,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2015, to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisors.

34	The Investment Company of America

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 1944	1999	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947 Chairman of the Board (Independent and Non-Executive)	2000	Founder and President, MAD Ink (communications company)	10	None
James G. Ellis, 1947	2008	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	72	Mercury General Corp.
Leonard R. Fuller, 1946	2002	President and CEO, Fuller Consulting (financial management consulting firm)	72	None
William D. Jones, 1955	2010	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	8	Sempra Energy
L. Daniel Jorndt, 1941	2006	Retired	4	None
William H. Kling, 1942	2010	President Emeritus and former CEO, American Public Media	10	None
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Chair, Department of Neurology, University of California at Los Angeles; Associate Director, Semel Institute, UCLA; Director, Brain Mapping Center, UCLA	4	None
Bailey Morris-Eck, 1944	1993	Director and Programming Chair, WYPR Baltimore/Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics	4	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
James B. Lovelace, 1956 Vice Chairman of the Board	1994	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
Donald D. O’Neal, 1960 President	1994	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	26	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

The Investment Company of America	35

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Christopher D. Buchbinder, 1971 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Joyce E. Gordon, 1956 Senior Vice President	1998	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Paul F. Roye, 1953 Senior Vice President	2008	Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Director, American Funds Service Company[6]
Herbert Y. Poon, 1973 Vice President	2012	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Jessica Chase Spaly, 1977 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 1969 Treasurer	2008	Senior Vice President — Investment Operations, Capital Research and Management Company
Raymond F. Sullivan, Jr., 1957 Assistant Secretary	2008	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Ari M. Vinocor, 1974 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund are elected on an annual basis.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed, with the exception of Jessica Chase Spaly, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	The Investment Company of America

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2014, portfolio of The Investment Company of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Investment Company of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Investment Company of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2013	$94,000
2014	$100,000

b) Audit-Related Fees:
2013	$25,000
2014	$16,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	None
2014	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2013	None
2014	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2013	$1,020,000
2014	$927,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$10,000
2014	$33,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2013	$3,000
2014	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,471,000 for fiscal year 2013 and $1,286,000 for fiscal year 2014. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Investment Company of America®
Investment portfolio
December 31, 2014
Common stocks 92.42% Energy 8.38%	Shares	Value (000)
Apache Corp.	2,150,000	$134,740
Baker Hughes Inc.	4,846,950	271,768
BG Group PLC[1]	8,328,000	110,852
BP PLC[1]	110,680,000	702,789
Cabot Oil & Gas Corp.	15,784,000	467,364
Canadian Natural Resources, Ltd.	19,637,800	607,152
Chesapeake Energy Corp.	13,100,000	256,367
Chevron Corp.	1,516,000	170,065
ConocoPhillips	6,250,000	431,625
Devon Energy Corp.	2,865,000	175,367
Eni SpA[1]	14,657,000	255,988
EOG Resources, Inc.	5,447,200	501,524
Exxon Mobil Corp.	843,000	77,935
Halliburton Co.	1,642,576	64,603
Kinder Morgan, Inc.	8,115,000	343,346
Royal Dutch Shell PLC, Class A (ADR)	8,699,700	582,445
Royal Dutch Shell PLC, Class B1	9,250,000	317,774
Schlumberger Ltd.	2,737,999	233,852
Southwestern Energy Co.[2]	12,240,100	334,032
Suncor Energy Inc.	8,853,342	281,192
		6,320,780
Materials 3.19%
Barrick Gold Corp.	1,725,000	18,544
Dow Chemical Co.	15,955,000	727,707
International Flavors & Fragrances Inc.	2,464,756	249,828
Monsanto Co.	3,310,000	395,446
Newmont Mining Corp.	1,375,000	25,987
Praxair, Inc.	4,880,800	632,356
Rio Tinto PLC[1]	7,717,000	355,542
		2,405,410
Industrials 10.27%
Caterpillar Inc.	1,989,000	182,053
CSX Corp.	31,155,771	1,128,774
Cummins Inc.	4,360,000	628,581
Danaher Corp.	2,000,000	171,420
Emerson Electric Co.	2,130,000	131,485
General Dynamics Corp.	10,974,551	1,510,318
General Electric Co.	21,875,000	552,781
Illinois Tool Works Inc.	6,400,000	606,080
Lockheed Martin Corp.	1,000,000	192,570
Nielsen NV	5,682,000	254,156
Precision Castparts Corp.	1,673,100	403,016
R.R. Donnelley & Sons Co.	9,169,400	154,092
Rockwell Automation	350,000	38,920
Schneider Electric SE1	918,000	66,704
The Investment Company of America — Page 1 of 5

Common stocks Industrials (continued)	Shares	Value (000)
Textron Inc.	2,836,343	$119,438
Union Pacific Corp.	4,887,800	582,284
United Parcel Service, Inc., Class B	1,700,000	188,989
United Technologies Corp.	3,740,952	430,209
Waste Management, Inc.	7,900,000	405,428
		7,747,298
Consumer discretionary 10.26%
Amazon.com, Inc.[2]	3,136,500	973,413
Comcast Corp., Class A	9,593,400	556,513
Comcast Corp., Class A, special nonvoting shares	6,000,000	345,390
DIRECTV[2]	1,026,604	89,007
Ford Motor Co.	9,500,000	147,250
General Motors Co.	19,018,309	663,929
Hasbro, Inc.[3]	6,405,000	352,211
Home Depot, Inc.	10,100,000	1,060,197
Johnson Controls, Inc.	22,359,087	1,080,838
Kohl’s Corp.	2,794,000	170,546
Las Vegas Sands Corp.	7,775,000	452,194
News Corp., Class A2	1,860,000	29,183
NIKE, Inc., Class B	2,650,200	254,817
Nissan Motor Co., Ltd.[1]	6,045,000	52,653
Time Warner Inc.	8,104,000	692,244
Toyota Motor Corp.[1]	4,590,000	286,235
Twenty-First Century Fox, Inc., Class A	5,463,700	209,833
Wynn Resorts, Ltd.	2,200,300	327,317
		7,743,770
Consumer staples 9.87%
Altria Group, Inc.	37,442,600	1,844,797
Anheuser-Busch InBev NV1	1,008,000	113,434
Coca-Cola Co.	15,744,600	664,737
ConAgra Foods, Inc.	12,075,867	438,113
General Mills, Inc.	3,920,000	209,054
Kellogg Co.	1,000,000	65,440
Kraft Foods Group, Inc.	6,124,722	383,775
Mead Johnson Nutrition Co.	3,730,000	375,014
Mondelez International, Inc.	11,825,000	429,543
PepsiCo, Inc.	5,220,000	493,603
Philip Morris International Inc.	24,530,019	1,997,970
Procter & Gamble Co.	2,165,000	197,210
Reynolds American Inc.	2,333,332	149,963
SABMiller PLC[1]	1,730,380	89,551
		7,452,204
Health care 16.98%
Abbott Laboratories	6,635,000	298,708
AbbVie Inc.	26,035,000	1,703,730
Aetna Inc.	1,990,000	176,772
Alexion Pharmaceuticals, Inc.[2]	3,207,000	593,391
Amgen Inc.	22,570,703	3,595,287
Bayer AG1	4,181,500	571,650
Express Scripts Holding Co.[2]	1,241,674	105,133
Gilead Sciences, Inc.[2]	26,975,605	2,542,721
Humana Inc.	2,159,197	310,125
The Investment Company of America — Page 2 of 5

Common stocks Health care (continued)	Shares	Value (000)
Johnson & Johnson	600,000	$62,742
Medtronic, Inc.	6,277,000	453,199
Merck & Co., Inc.	2,800,000	159,012
Novartis AG1	4,345,000	399,599
Novartis AG (ADR)	256,556	23,772
St. Jude Medical, Inc.	5,039,400	327,712
Stryker Corp.	4,488,960	423,444
Teva Pharmaceutical Industries Ltd. (ADR)	4,100,000	235,791
Thermo Fisher Scientific Inc.	1,212,000	151,852
UnitedHealth Group Inc.	6,681,123	675,395
		12,810,035
Financials 4.47%
American International Group, Inc.	12,830,000	718,608
Barclays PLC[1]	74,200,000	278,955
Berkshire Hathaway Inc., Class B2	1,335,000	200,450
Citigroup Inc.	4,950,000	267,844
CME Group Inc., Class A	2,300,000	203,895
Credit Suisse Group AG1	12,685,937	318,021
HSBC Holdings PLC (ADR)	1,529,416	72,234
HSBC Holdings PLC (GBP denominated)[1]	4,869,240	46,017
HSBC Holdings PLC (HKD denominated)[1]	15,000,000	142,707
JPMorgan Chase & Co.	3,150,000	197,127
Prudential PLC[1]	7,470,000	171,901
Société Générale[1]	3,432,877	144,254
U.S. Bancorp	13,565,000	609,747
		3,371,760
Information technology 17.02%
Accenture PLC, Class A	8,646,460	772,215
Adobe Systems Inc.[2]	3,130,000	227,551
Apple Inc.	13,117,600	1,447,921
ASML Holding NV1	5,350,000	573,181
Automatic Data Processing, Inc.	3,323,043	277,042
Avago Technologies Ltd.	4,000,000	402,360
Broadcom Corp., Class A	10,639,875	461,026
Cisco Systems, Inc.	15,755,000	438,225
Google Inc., Class A2	1,626,980	863,373
Google Inc., Class C2	1,592,980	838,545
Hewlett-Packard Co.	7,700,000	309,001
Intel Corp.	4,840,000	175,644
International Business Machines Corp.	924,741	148,365
Intuit Inc.	1,950,000	179,770
KLA-Tencor Corp.	6,026,900	423,812
Linear Technology Corp.	2,000,000	91,200
Microsoft Corp.	12,447,100	578,168
Motorola Solutions, Inc.	1,842,396	123,588
Nintendo Co., Ltd.[1]	470,000	48,984
Oracle Corp.	40,732,300	1,831,732
salesforce.com, inc.[2]	3,895,000	231,012
Samsung Electronics Co. Ltd.[1]	258,000	310,129
Texas Instruments Inc.	27,100,773	1,448,943
Western Union Co.[3]	35,700,000	639,387
		12,841,174
The Investment Company of America — Page 3 of 5

Common stocks Telecommunication services 5.00%	Shares	Value (000)
AT&T Inc.	10,000,000	$335,900
CenturyLink, Inc.	18,833,202	745,418
SoftBank Corp.[1]	7,320,000	435,630
Verizon Communications Inc.	48,205,798	2,255,067
		3,772,015
Utilities 3.72%
Dominion Resources, Inc.	5,623,824	432,472
Exelon Corp.	31,293,935	1,160,379
FirstEnergy Corp.	13,090,025	510,380
NextEra Energy, Inc.	300,000	31,887
NRG Energy, Inc.	13,813,079	372,262
Sempra Energy	2,705,000	301,229
		2,808,609
Miscellaneous 3.26%
Other common stocks in initial period of acquisition		2,457,494
Total common stocks (cost: $44,212,555,000)		69,730,549
Bonds, notes & other debt instruments 0.06% U.S. Treasury bonds & notes 0.03% U.S. Treasury 0.03%	Principal amount (000)
U.S. Treasury 0.25% 2015	$22,000	22,015
U.S. Treasury 4.25% 2015	4,000	4,101
		26,116
Corporate bonds & notes 0.03% Financials 0.03%
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)[4]	17,786	19,232
Total bonds, notes & other debt instruments (cost: $41,690,000)		45,348
Short-term securities 7.20%
Abbott Laboratories 0.09%–0.11% due 1/22/2015–2/19/2015[5]	65,000	64,995
CAFCO, LLC 0.17%–0.23% due 2/6/2015–3/16/2015	100,000	99,972
Caterpillar Inc. 0.10% due 2/6/2015	40,000	39,994
Chariot Funding, LLC 0.25%–0.27% due 2/25/2015–3/2/2015[5]	50,000	49,989
Chevron Corp. 0.12%–0.14% due 1/20/2015–2/17/2015[5]	100,000	99,987
Ciesco LLC 0.24% due 6/8/2015	25,000	24,968
Coca-Cola Co. 0.12%–0.24% due 2/17/2015–6/11/2015[5]	138,900	138,857
Emerson Electric Co. 0.09%–0.15% due 1/6/2015–3/10/2015[5]	27,100	27,094
ExxonMobil Corp. 0.08%–0.14% due 1/27/2015–3/2/2015	102,400	102,387
Fannie Mae 0.05%–0.15% due 1/5/2015–10/5/2015	773,400	773,095
Federal Farm Credit Banks 0.04%–0.15% due 2/11/2015–8/27/2015	539,300	539,000
Federal Home Loan Bank 0.07%–0.17% due 1/5/2015–7/31/2015	1,399,050	1,398,908
Freddie Mac 0.07%–0.19% due 1/6/2015–11/23/2015	1,350,000	1,349,603
General Electric Capital Corp. 0.18% due 4/21/2015–4/29/2015	110,000	109,941
Google Inc. 0.09%–0.12% due 2/25/2015–3/18/2015[5]	81,600	81,583
John Deere Capital Corp. 0.10%–0.14% due 1/20/2015–2/3/2015[5]	75,000	74,993
Jupiter Securitization Co., LLC 0.25%–0.27% due 3/4/2015–8/14/2015[5]	140,000	139,849
Microsoft Corp. 0.10% due 2/3/2015[5]	50,000	49,999
National Rural Utilities Cooperative Finance Corp. 0.12% due 1/12/2015	50,000	49,998
The Investment Company of America — Page 4 of 5

Short-term securities	Principal amount (000)	Value (000)
Paccar Financial Corp. 0.11%–0.12% due 1/27/2015–2/5/2015	$56,150	$56,143
Private Export Funding Corp. 0.19%–0.26% due 1/20/2015–4/13/2015[5]	73,900	73,882
Procter & Gamble Co. 0.08%–0.11% due 2/6/2015–3/9/2015[5]	89,400	89,387
Total short-term securities (cost: $5,434,314,000)		5,434,624
Total investment securities 99.68% (cost: $49,688,559,000)		75,210,521
Other assets less liabilities 0.32%		245,209
Net assets 100.00%		75,455,730
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $6,359,878,000, which represented 8.43% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Coupon rate may change periodically.
[5]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $890,615,000, which represented 1.18% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
GBP= British pounds
HKD= Hong Kong dollars
MFGEFPX-004-0215O-S42201	The Investment Company of America — Page 5 of 5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Investment Company of America:

We have audited the accompanying statement of assets and liabilities of The Investment Company of America (the “Fund”), including the summary schedule of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of December 31, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of The Investment Company of America as of December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 5, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in our internal control over financial reporting during the quarter ended December 31, 2014, which were identified in connection with management's evaluation required by paragraph (d) of Rule 13a-15 and 15d-15 under the Exchange Act, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting, other than as provided below.

Effective November 10, 2014, the The Investment Company of America’s investment adviser implemented a new accounting system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the The Investment Company of America’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: February 27, 2015

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: February 27, 2015